CONTRIBUTION AND ASSIGNMENT AGREEMENT

(Transfer of All Shares of Elite Beverage International Corp.)

THIS CONTRIBUTION AND ASSIGNMENT AGREEMENT (this “Agreement”) is made this 2nd day of February 2018 (the “Effective Date”), by and among Joey Firestone (“Firestone”) and Jon Mckenzie (“Mckenzie”) (collectively, the “Assignors”), and Elite Performance Holding Corp., a Nevada corporation (the “Assignee”).

 PREAMBLE

WHEREAS, each of Firestone and Mckenzie is the owner of 50,000,000 shares of common stock, $0.0001 par value, for a total of 100,000,000 shares of common stock and 5,000,000 preferred Series A stock, $0.0001 par value, for a total of 10,000,000 shares of preferred Series A (collectively, the “Shares”) of Elite Beverage International Corp., a Nevada corporation (the “Company”), which Shares represent all the authorized, issued and outstanding shares of the Company.

WHEREAS, the Assignors desire by this Assignment to contribute, transfer and assign all of the Assignors’ respective right, title and interest in and to the Shares to Assignee, and the Assignee desires by this Agreement to accept the same.

NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which are acknowledged by each party, the parties agree as follows:

1.CONTRIBUTION, TRANSFER, AND ASSIGNMENT.

On the Effective Date, each of the Assignors shall contribute, transfer and assign to the Assignee pursuant to the form of Stock Powers attached hereto as Exhibit A, as a contribution to capital, each of their respective Shares in the Company.

2. REPRESENTATIONS.

2.1.By Assignor. To induce the Assignee to accept the delivery of this Agreement, the Assignors hereby covenant, represent and warrant to the Assignee that:

2.1.1.The Assignors are the sole legal and beneficial owners of their respective Shares. The Assignors have not sold, transferred, or encumbered any of their respective Shares. The Assignors have the full and sufficient right at law and in equity to transfer and assign their respective Shares and are transferring and assigning their respective Shares to the Assignee free and clear of any and all right, title, or interest of any other person whatsoever.

2.2.By Each Party. Each party represents and warrants to the other that it has been duly authorized to execute and deliver this Agreement, and to perform its obligations under this Agreement.

3. INDEMNIFICATION.

3.1.By Assignors. The Assignors shall defend, indemnify, and hold harmless the Assignee from and against and from any and all liability, claim of liability, or expense arising out of any failure of the Assignors’ representatives contained in Section 2 to be true and complete in all material respects.

3.2.By Assignee. The Assignee shall defend, indemnify, and hold harmless the Assignors against and from any and all liability, claim of liability, or expense arising out of any and all liability, claim of liability, or expense of the Company arising before or after the Effective Date. The Assignee, on behalf of the Company, also hereby releases any and all claims the Company has or may have against the Assignors, except to the extent described in Section 3.1 hereof.

4. NOTICES. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be (a) in writing to the address of the party set forth in the Company’s books and records or to any other address as the party may designate from time to time by notice to the other party, or (ii) upon being given by hand or other actual delivery to the party.

5. MISCELLANEOUS.

5.1.Effectiveness. This Agreement shall become effective on and only on its execution and delivery by each party.

5.2.Complete understanding. This Agreement represents the complete understanding between the parties as to the subject matter hereof, and supersedes all prior negotiations, representations, guarantees, warranties, promises, statements, or agreements, either written or oral, between the parties hereto as to the same.

5.3.Amendment. This Agreement may be amended by and only by an instrument executed and delivered by each party.

5.4.Waiver. No party shall be deemed to have waived any right that it holds hereunder unless the waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party in exercising any such right shall be deemed a waiver of its future exercise). No waiver shall be deemed a waiver as to any other instance or any other right.

5.5.Applicable law. All questions concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed hereby shall be governed by the internal law, not the law of conflicts, of the State of Nevada.

5.6.Headings. The headings of the Sections, subsections, paragraphs, and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

5.7.Construction. As used herein, (a) the term “person” means a natural person, a trustee, a corporation, a limited liability company, a partnership, and any other form of legal entity; and (b) all reference made (i) in the neuter, masculine, or feminine gender shall be deemed to have been made in all genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph, or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph, or subparagraph of this Agreement.

5.8.Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns hereunder.

5.9Severability. No determination by any court, governmental body, or otherwise that any provision of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision thereof or (b) that provision in any circumstance not controlled by the determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

5.10.Further Assurances. The parties shall cooperate with each other and shall execute and deliver, or cause to be delivered, all other instruments and shall take all other actions, as either party hereto may reasonably request from time to time in order to effectuate the provisions hereof.

[Signatures on Following Page]

IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused it to be executed on its behalf by its duly authorized representatives, the day and year first above written.

ASSIGNORS:

By: s/s/ Joey Firestone

Joey Firestone

By: /s/ Jon McKenzie

Jon Mckenzie

ASSIGNEE:

ELITE PERFORMANCE HOLDING CORP.

By: /s/ Jon McKenzie

Jon Mckenzie

EXHIBIT A

(Form of Stock Powers)

ELITE BEVERAGE INTERNATIONAL CORP.

JOEY FIRESTONE STOCK POWER

JOEY FIRESTONE assigns and transfers unto, ELITE PERFORMANCE HOLDING CORP., a  Nevada corporation, all the 50,000,000 shares of the common stock and 5,000,000 shares of Series A preferred shares, $0.0001 par value, of ELITE BEVERAGE INTERNATIONAL CORP., a Nevada corporation, standing in the name of JOEY FIRESTONE on the books of said corporation and does hereby irrevocably constitute and appoint _Jon McKenzie_, to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated effective as of the 2nd day of February 2018

WITNESS:

/s/ Stacey McKenzie

STACEY MCKENZIE

By: /s/ Joey Firestone

JOEY FIRESTONE

ELITE BEVERAGE INTERNATIONAL CORP.

JON MCKENZIE STOCK POWER

JON MCKENZIE assigns and transfers unto, ELITE PERFORMANCE HOLDING CORP., a  Nevada corporation, all the 50,000,000 shares of the common stock and 5,000,000 shares of Series A preferred shares, $0.0001 par value, of ELITE BEVERAGE INTERNATIONAL CORP.,  a Nevada corporation, standing in the name of JON MCKENZIE on the books of said corporation and does hereby irrevocably constitute and appoint _Joey Firestone , to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated effective as of the 2nd day of February 2018

WITNESS:

/s/ Stacey McKenzie

STACEY MCKENZIE

       By: /s/ Jon McKenzie

JON MCKENZIE